GPS FUNDS II

GuideMark® Opportunistic Fixed Income Fund
(the “Fund”)

Institutional Shares (GIOFX)
Service Shares (GMIFX)

Supplement dated April 30, 2020
to the Prospectuses (collectively, the “Prospectus”)
and Statement of Additional Information (“SAI”) dated July 31, 2019

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

Change in Portfolio Managers for the Fund

Effective April 30, 2020, Mr. Philip A. Barach will retire from DoubleLine Capital LP (“DoubleLine”), a subadviser to the Fund, and will no longer serve as a portfolio manager of the Fund. As of that date, Messrs. Jeffrey E. Gundlach and Andrew Hsu, who currently share portfolio management duties with Mr. Barach, will be primarily responsible for the day-to-day management of DoubleLine’s allocated portion of the Fund’s portfolio.  Accordingly, as of April 30, 2020, all references to Mr. Barach in the Prospectus and SAI are hereby removed.

Investors should retain this supplement for future reference.